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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints W. Granger Souder, Jr., as his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him or her and in his or her name, place and stead in any and all capacities to execute in the name of each such person who is then an officer or director of the registrant the registration statement in connection with Sky Financial Group, Inc.'s merger with Mahoning National Bancorp, Inc., any and all amendments (including post-effective amendments) to the registration statement, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing required to necessary to be done in and about the premises as fully as he or she might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent or his substitute or substitutes, any lawfully do or cause to be done by virtue thereof.

     This power of attorney has been signed effective as of the dates set forth below and by the following persons in the capacities indicated below.


Signature               Title                                      Date
---------               -----                                      ----

/s/ Marty E. Adams          President, Chief Operating             July 21, 1999
-------------------------   Officer and Director
Marty E. Adams


/s/ David R. Francisco      Chairman of the Board, Chief           July 21, 1999
-------------------------   Executive Officer, Treasurer,
David R. Francisco          Principal Executive Officer,
                            Principal Financial Officer
                            and Director

/s/ Edward J. Reiter        Senior Chairman of the Board of        July 21, 1999
-------------------------   Directors and Director
Edward J. Reiter


/s/ James C. McBane         Vice Chairman of the Board of          July 21, 1999
-------------------------   Directors and Director
James C. McBane


/s/ Fred H. Johnson, III    Director                               July 21, 1999
-------------------------
Fred H. Johnson, III


/s/ Keith D. Burgett        Director                               July 21, 1999
-------------------------
Keith D. Burgett

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/s/ George N. Chandler              Director                      July 21, 1999
--------------------------------
George N. Chandler

/s/ Kenneth E. McConnell            Director                      July 21, 1999
--------------------------------
Kenneth E. McConnell

/s/ Richard R. Hollington, Jr.      Director                      July 21, 1999
--------------------------------
Richard R. Hollington, Jr.

/s/ Gerard P. Mastroianni           Director                      July 21, 1999
--------------------------------
Gerard P. Mastroianni


/s/ Del E. Goedeker                 Director                      July 21, 1999
--------------------------------
Del E. Goedeker


/s/ Joseph W. Tosh, II              Director                      July 21, 1999
--------------------------------
Joseph W. Tosh, II


/s/ H. Lee Kinney                   Director                      July 21, 1999
--------------------------------
H. Lee Kinney

/s/ Gerard D. Aller                 Director                      July 21, 1999
--------------------------------
Gerard D. Aller


/s/ David A. Bryan                  Director                      July 21, 1999
--------------------------------
David A. Bryan


/s/ D. James Hilliker               Director                      July 21, 1999
--------------------------------
D. James Hilliker


/s/ Marilyn O. McAlear              Director                      July 21, 1999
--------------------------------
Marilyn O. McAlear


/s/ Thomas S. Noneman               Director                      July 21, 1999
--------------------------------
Thomas S. Noneman


/s/ Patrick W. Rooney               Director                      July 21, 1999
--------------------------------
Patrick W. Rooney


/s/ Emerson J. Ross, Jr.            Director                      July 21, 1999
--------------------------------
Emerson J. Ross, Jr.


/s/ Douglas J. Shierson             Director                      July 21, 1999
--------------------------------
Douglas J. Shierson


/s/ C. Gregory Spangler             Director                      July 21, 1999
--------------------------------
C. Gregory Spangler


/s/ Robert E. Stearns               Director                      July 21, 1999
--------------------------------
Robert E. Stearns